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                                                                     EXHIBIT 4.1


                              [TITAN GRAPHIC LOGO]

          NYS


               COMMON                                      COMMON

                             THE TITAN CORPORATION
INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                                               CUSIP 888266 10 3

This Certifies that



is the registered owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                         THE PAR VALUE OF $.01 EACH OF

                              CERTIFICATE OF STOCK

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated

                                                    COUNTERSIGNED AND REGISTERED
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                             (NEW YORK)
                                                    TRANSFER AGENT AND REGISTRAR

                                         BY



                                                            AUTHORIZED SIGNATURE





              Secretary                     Chairman of the Board

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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Titan Corporation and American Stock Transfer and Trust Company dated as of August 21, 1995 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Titan Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Titan Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights which are held by or have been held by Acquiring Persons or Associates or Affiliates thereof (as defined in the Rights Agreement) shall become null and void.
    The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ____________ Guardian ____________
    TEN ENT -- as tenants by the entirety                                     (Cust)                (Minor)
    JT ENT  -- as joint tenants with right of                               Under Uniform Gifts to Minors
               survivorship and not as tenants                              Act ______________________________
               in common                                                                    (State)
                                                       UNIF TAF MIN ACT  -- ______ Custodian (until age ______)
                                                                              (Cust)
                                                                            ___________Under Uniform Transfers
                                                                              (Minor)
                                                                            Minor Act_________________________
                                                                                            (State)




                          Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------

------------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________

                                           X ____________________________________________________________________

                                           X ____________________________________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                             AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17ad-15.